Exhibit 32.3

Noble Corporation, a Cayman Islands company

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Noble Corporation (the “Company”) on Form 10-K for the period ended December 31, 2015, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Dennis J. Lubojacky, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 25, 2016	/s/ Dennis J. Lubojacky
Dennis J. Lubojacky
Vice President and Chief Financial Officer of Noble Corporation, a Cayman Islands company